AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
September 2015

For the month of September 2015, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.87% and a net return of 0.84%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.68% for the month.

September gross relative performance: 0.19%

Performance for periods ended September 30, 2015 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	2.17%	4.04%	2.28%	3.63%	5.14%
HIT Total Net Rate of Return	1.84%	3.60%	1.84%	3.19%	4.69%
Barclays Capital Aggregate Bond Index	1.13%	2.94%	1.71%	3.10%	4.64%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Weak performance by corporate bonds, the worst performing major sector of the index, with excess returns of -33 basis points (bps).  The HIT does not invest in corporate bonds, whereas the sector comprised 24.0% of the index as of September 30, 2015.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -7, -14, -9, and -117 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments. Approximately 95% of the HIT portfolio had a AAA profile or carried a government or government-sponsored enterprise guarantee compared to 72% for the Barclays Aggregate at the end of September.

●
Poor performance by agency fixed rate single family mortgage-backed securities (RMBS), the second worst performing major sector in the index with excess returns of -20 bps.  The HIT is underweight RMBS with a 26.2% allocation versus 28.4% in the index.  The portfolio’s overweight to agency floating-rate securities, which underperform in a falling rate environment, countered this positive impact to some extent.

AFL-CIO HOUSING INVESTMENT TRUST                                            September 2015 Performance Commentary

Negative contributions to the HIT’s performance included:

●
Mixed performance by agency multifamily MBS relative to Treasuries as multifamily MBS spreads widened to swaps and swap spreads tightened relative to Treasuries across the curve. FHA/Ginnie Mae multifamily permanent loan certificate spreads widened by 2.6 bps relative to Treasuries and by 12.5 bps relative to swaps as swap spreads tightened by approximately 9 bps for that part of the curve. FHA/Ginnie Mae construction/permanent spreads tightened by 2.4 bps relative to Treasuries, but widened by 7.5 bps relative to swaps. Fannie Mae DUS spreads were flat or wider to Treasuries across all structures. The benchmark Fannie Mae 10/9.5 was flat to Treasuries but widened by 11 bps relative to swaps. The HIT had 22.1% invested in DUS securities of various structures at the end of September.

●	The HIT’s relative short duration as interest rates declined across the curve. Two-, 5-, 10-, and 30-year Treasury rates fell by 11, 19, 18, and 11 bps, respectively.

September 2015 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	0.88%	0	5.83
Agencies	-0.23%	-92	3.99
Single family agency MBS (RMBS)	0.58%	-20	4.20
Corporates	0.75%	-33	7.13
Commercial MBS (CMBS)	1.22%	28	4.82
Asset-backed securities (ABS)	0.45%	2	2.42
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	8/31/15	9/31/15	Change
1 Month	0.003%	-0.018%	-0.020%
3 Month	0.003%	-0.015%	-0.018%
6 Month	0.232%	0.069%	-0.163%
1 Year	0.380%	0.313%	-0.066%
2 Year	0.739%	0.631%	-0.109%
3 Year	1.052%	0.902%	-0.150%
5 Year	1.549%	1.358%	-0.191%
7 Year	1.948%	1.737%	-0.211%
10 Year	2.219%	2.038%	-0.181%
30 Year	2.962%	2.854%	-0.108%
            Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.